UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 22, 2009

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Champion Court

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 943-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2009, the Board of Directors of Cypress Semiconductor Corporation (the “Company”) approved a Certificate of Amendment to the Company’s Amended and Restated Bylaws (the “Bylaws,” and as amended by the Certificate of Amendment, the “Amended Bylaws”), effective immediately. The Amended Bylaws amend the prior Bylaws in the following principal respects:

•	Article II, Section 2.3 (“Special Meeting”) of the Bylaws is amended to provide:

•

that any written request for a special meeting called by stockholders pursuant to the Amended Bylaws will not be valid and effective unless the request states for all matters other than the nomination or election of directors the information contained in the Business Solicitation Statement (as described below); and

•

that for a special meeting at which directors are to be elected, stockholder director nominations may be made only by stockholders who comply with the advance notice provisions in the Amended Bylaws relating to director nominations at special meetings, as described below, and any applicable requirements of state law and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

•	Article II, Section 2.11 (“Stockholder Action by Written Consent Without a Meeting”) of the Bylaws is amended to:

•	specify that stockholders still may act by written consent;

•

provide that any person seeking to have the stockholders take action by written consent without a meeting must provide written notice to the Secretary of the Company, signed by a stockholder of record, requesting that a record date be fixed for such purpose, which notice must include the text of the proposal to be acted upon and generally include information of the nature described below in respect of the matter to be acted on or the director nominee, as the case may be;

•

provide that following receipt of such notice, the Board of Directors has 10 days to determine the validity of the request and, if appropriate, fix the record date within the timeframe set forth in the Amended Bylaws; and

•	specify the conditions and procedures to establish the validity and effectiveness of any such written consent.

•	Article II, Section 2.12 (“Record Date for Stockholder Notice; Voting; Giving Consents”) of the Bylaws is amended to:

•	clarify the timeframe for fixing the record date for determining stockholders entitled to notice of or to vote at any meeting of stockholders; and

•	to cross-reference Section 2.11 of the Amended Bylaws (described above) for fixing the record date in respect of stockholder action by written consent without a meeting.

•	Article II, Section 2.15 (“Nominations and Stockholder Business at the Corporation’s Annual Stockholder Meeting”) of the Bylaws is amended to:

•	specify that at an annual stockholder meeting, the exclusive means for a stockholder to bring business before the meeting is to comply with the following advance notice provisions:

•

the stockholder proponent’s notice must contain: (1) a description of the business to be brought and reasons for conducting the business, (2) the name and address of the stockholder proponent and any Stockholder Associated Persons (as defined in the Amended Bylaws), (3) the stockholdings of the stockholder proponent and any Stockholder Associated Persons in the Company, including derivative positions (including the obligation to update this information as of the record date of the meeting), (4) information regarding hedging positions of the stockholder proponent and any Stockholder Associated Persons (including the obligation to update this information as of the record date of the meeting), (5) information regarding any material interest of the stockholder proponent and any Stockholder Associated Persons in the proposed business, and (6) a statement on whether the stockholder proponent or Stockholder Associated Persons will solicit proxies with respect to the proposed business (the information required by clauses (1) through (6), together, the Business Solicitation Statement); and

•

the notice must be received by the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials (or notice of availability of proxy materials, whichever is earlier) for the preceding year’s annual meeting, subject to adjustment in the event no annual meeting was held in the preceding year or if the date of the current annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the preceding year’s annual meeting;

•

specify that with respect to director nominations by stockholders in connection with an annual meeting, only nominees nominated in accordance with the advance notice provisions set forth in Section 2.15(b) of the Amended Bylaws, described as follows, will be eligible for election:

•

the notice must contain: (i) certain biographical information about the nominee, (ii) a description of stockholdings and derivative positions of the nominee in the Company, (iii) information regarding hedging positions and arrangements of the nominee with respect to Company securities, (iv) a description of all arrangements or understandings between the stockholder proponent and the nominee or any other person pursuant to which the nomination is to be made by the stockholder proponent, (v) a written statement by the nominee acknowledging his or her fiduciary duties as a director under Delaware law with respect to the Company and its stockholders, (vi) any other information relating to the nominee required to be disclosed if proxies were being solicited for the nominee’s election as a director, or that is otherwise required, in each case pursuant to Regulation 14A of Exchange, (vii) information with respect to the stockholder proponent as described in clauses (2) through (5) above, (viii) a statement whether such stockholder or any Stockholder Associated Persons will solicit proxies with respect to the election of the proposed nominee, and (ix) if requested of the nominee by the Company’s Board of Directors, updated information of the nature described above regarding the nominee and such other information as may reasonably be required by the Company to determine the eligibility of the nominee to serve on the Board of Directors or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; and

•	the notice must be received by the Secretary of the Company within the timeline described above with respect to other stockholder-proposed business in connection with an annual meeting;

•

provide that with respect to director nominations by stockholders in connection with a special meeting at which directors are to be elected, only nominees nominated in accordance with the advance notice provisions set forth in Section 2.15(c) of the Amended Bylaws, described as follows, will be eligible for election:

•	the notice must contain the information described above in respect of election of directors in connection with an annual meeting;

•

the notice must be received by the Secretary of the Company not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting; and

•

if a stockholder who calls a special meeting pursuant to Section 2.3 (described above) provides the information required by Section 2.15 of the Amended Bylaws regarding the nomination of a person for election to the Board of Directors in the written request for a special meeting required by Section 2.3 of the Amended Bylaws, such notice will be considered timely for purposes of Section 2.15(c) of the Amended Bylaws; and

•

provide that a stockholder must also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in the advance notice provisions of the Amended Bylaws, including, with respect to business such stockholder intends to bring before a meeting that involves a proposal that such stockholder requests to be included in the Company’s proxy statement, the requirements of Rule 14a-8 under the Exchange Act.

•	Article III, Section 3.12 (“Removal of Directors”) of the Bylaws is amended to:

•

provide that if less than the entire Board of Directors is to be removed by the holders of a majority of the shares then entitled to vote at an election of directors, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board of Directors.

The foregoing description of the amendments to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the prior Bylaws, a copy of which was filed with the Securities and Exchange Commission on a Form 8-K on March 31, 2006 and incorporated by reference as Exhibit 3.6 to our Form 10-K, filed February 26, 2009 (which Bylaws are incorporated herein by reference), and the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K (which Amended Bylaws are incorporated herein by reference).

Deadline for Receipt of Stockholder Proposals and Nominations for 2010 Annual Stockholders Meeting

As a result of the adoption of the Amended Bylaws, the deadlines applicable to stockholder proposals and stockholder nominations for director candidates for the Company’s 2010 annual meeting of stockholders have changed, as described below.

The Company’s Amended Bylaws establish an advance notice procedure for stockholders who wish to conduct business or nominate director candidates at an annual meeting of the stockholders. Any stockholder who wants to make a proposal or director nomination that is not to be included in our proxy statement for the

2010 annual meeting of stockholders must deliver written notice to be received by our corporate secretary at our corporate offices at 198 Champion Court, San Jose, California 95134, no earlier than January 22, 2010 and no later than February 21, 2010. Any such proposal must contain the specific information required by the Amended Bylaws.

In addition, for stockholder proposals to be considered for inclusion in our 2010 proxy statement pursuant to Rule 14a-8 of the Exchange Act, the written proposal must be received by our Corporate Secretary at our corporate offices at 198 Champion Court, San Jose, California 95134, no later than December 7, 2009, in accordance with the requirements of Rule 14a-8.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Bylaws of Cypress Semiconductor Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

By:	/s/ Neil H. Weiss
Name: Neil H. Weiss
Title: Sr. Vice President, Treasurer

Date: May 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Bylaws of Cypress Semiconductor Corporation